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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statements File No. 33-74246, No. 333-2580 and No. 333-26175.


                                       ARTHUR ANDERSEN LLP


Columbus, Ohio,
June 29, 1998.